UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2020

BUTLER NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	0-1678	41-0834293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19920 W. 161st Street, Olathe, Kansas	66062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 780-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2020, Butler National Corporation, a Kansas corporation (the “Company”), entered into employment agreements (each an “Employment Agreement” and collectively, the “Employment Agreements”) with the following executive officers: (i) Clark D. Stewart, President and Chief Executive Officer (“Clark Stewart”), (ii) Christopher J. Reedy, Secretary and Vice President (“Reedy”), (iii) Craig D. Stewart, President of Aerospace (“Craig Stewart”), and (iv) Tad M. McMahon, Chief Financial Officer (“McMahon”) (collectively, the “Executives” and each, an “Executive”).

The Employment Agreements each contain substantially the same terms and conditions, except as provided below. Each Employment Agreement has a five (5) year term commencing on January 1, 2020. Unless any Employment Agreement is sooner terminated, or not renewed, it will automatically extend upon the expiration of its initial term for successive three (3) year periods. The Employment Agreements may be terminated earlier: (i) by the Executive with or without Good Reason (as defined in the Employment Agreements), (ii) by the Company with or without Cause (as defined in the Employment Agreements), (iii) as a result of the Executive’s death, permanent disability or incapacity or (iv) by mutual agreement of the Executive and the Company.

Under the Employment Agreements, the Executives are entitled to receive the following compensation and benefits in connection with their services as executive officers:

●

an annual base salary of $704,988, $303,904, $303,904, and $241,101 for Clark D. Stewart, Christopher J. Reedy, Craig D. Stewart and Tad M. McMahon, respectively (each, a “Base Salary”). The Base Salary will increase by five percent (5%) on January 1 of each year for the initial term and any extension term;

●	eligibility to receive a discretionary annual bonus for certain long-term employees, provided that the Company is profitable;
●	eligibility to participate in the Company’s Management Incentive Bonus Plan; and
●	participation in all employee benefit programs.

The Employment Agreements entitle the Executives to their respective Base Salary through the date of termination for (i) a termination for Cause, (ii) termination by Executive for a reason other than for Good Reason or (iii) at the expiration of the term in which notice of termination of employment was properly given by either the Executive or the Company.

The Employment Agreements also provide for severance benefits in the event that the Executive’s employment is terminated: (i) by the Company without Cause (other than by reason of death or disability) or by the Executive for Good Reason prior to a Change in Control (as defined in the Employment Agreements) (each a “Pre-Change in Control Termination”); or (ii) by the Company without Cause (other than by reason of death or disability) or by the Executive for Good Reason within eighteen (18) months following a Change in Control, in each case (each a “Post-Change in Control Termination”), subject to the Executive’s execution of the Release Conditions (as defined in the Employment Agreements).

In the event of a Pre-Change in Control Termination, the Executives will be entitled to receive the following compensation and benefits:

●	All previously earned and accrued but unpaid Base Salary up to the date of the termination;
●	A severance payment in an amount equal to the Base Salary paid for the balance of the initial term or extension term, whichever is later;
●

A lump sum payment equal to three (3) times the mean of payments under any short-term incentive, commission or annual bonus plan maintained by the Company during each of the three (3) calendar years prior to the year in which such termination occurs;

●

For the twelve (12) month period following the Executive’s termination or such shorter period of time that the Executive or any of the Executive’s dependents is eligible for and elects COBRA continuation coverage; and

●	The annual bonus that is paid to certain long-term employees, provided the Company is profitable.

In the event of a Post-Change in Control Termination, the Executives will be entitled to receive the same compensation and benefits set forth above, except instead of a severance payment in an amount equal to the Base Salary paid for the balance of the initial term or extension term (whichever is later), the severance payment will be in an amount equal to thirty-six (36) months of Base Salary.

In the event of a termination due to the death or disability, the Executive will be entitled to receive all previously earned and accrued but unpaid Base Salary up to such date. In the event the Executive is unable to perform his duties for a period exceeding thirty (30) days on account of sickness or injury, the Executive will continue to receive his Base Salary and benefits for a period of twelve (12) months less any amounts received pursuant to any disability insurance. Thereafter, the Executive will receive no further salary or other payments until he resumes his duties.

The Employment Agreements also include customary intellectual property, non-solicitation, non-compete and confidentiality provisions.

The foregoing summary is qualified in its entirety by reference to the complete copies of the Employment Agreements, each of which is attached to this Current Report on Form 8-K and incorporated herein by this reference: (i) Employment Agreement (Clark D. Stewart), attached as Exhibit 10.1; (ii) Employment Agreement (Christopher J. Reedy), attached as Exhibit 10.2, (iii) Employment Agreement (Craig D. Stewart), attached as Exhibit 10.3, and (iv) Employment Agreement (Tad M. McMahon), attached as Exhibit 10.4.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
10.1	Employment Agreement between Butler National Corporation and Clark D. Stewart dated February 4, 2020.
10.2	Employment Agreement between Butler National Corporation and Christopher J. Reedy dated February 4, 2020.
10.3	Employment Agreement between Butler National Corporation and Craig D. Stewart dated February 4, 2020.
10.4	Employment Agreement between Butler National Corporation and Tad M. McMahon dated February 4, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTLER NATIONAL CORPORATION (Registrant)
February 4, 2020 Date	/s/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
February 4, 2020 Date	/s/ Tad M. McMahon Tad M. McMahon (Chief Financial Officer)